United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2005

CINGULAR WIRELESS LLC

(Exact name of registrant as specified in its charter)

Delaware	1-31673	74-2955068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 Glenridge Connector, Atlanta, Georgia 30342
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404)236-7895

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     Attached hereto is Exhibit 99.1, which is a copy of a press release of Cingular Wireless LLC dated June 13, 2005, announcing that the Company allowed its agreement to sell its 32.9% indirect stake in the Indian wireless service provider Idea Cellular Ltd. (IDEA) to expire.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibit – The following exhibits are furnished as a part of this report:

Exhibit Number	Exhibit Description
99.1	Press Release dated June 13, 2005, announcing that the Company allowed its agreement to sell its 32.9% indirect stake in the Indian wireless service provider Idea Cellular Ltd. (IDEA) to expire.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULAR WIRELESS LLC
Date: June 15, 2005	By:	/s/ Peter A. Ritcher
Peter A. Ritcher
Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Number	Title
99.1	Press Release dated June 13, 2005, announcing that the Company allowed its agreement to sell its 32.9% indirect stake in the Indian wireless service provider Idea Cellular Ltd. (IDEA) to expire.